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                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         In connection with the Quarterly Report of Exchange National Bancshares, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, James E. Smith, Chairman of the Board and Chief Executive Officer of the Company, hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (b) The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Dated:  November 12, 2003.

                                       /s/ James E. Smith
                                       -----------------------------------------
                                       James E. Smith
                                       Chairman of the Board and Chief Executive
                                       Officer

"A signed original of this written statement required by Section 906 has been provided to Exchange National Bancshares, Inc. and will be retained by Exchange National Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request."

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